EXHIBIT 10.1

COMBIMATRIX CORPORATION
AMENDMENT NO. 1 TO FEBRUARY 2015
COMMON STOCK PURCHASE WARRANTS
WARRANT NO.: «Warrant_No»

THIS AMENDMENT SHOULD BE ATTACHED TO THE ORIGINAL WARRANT CERTIFICATES

THIS AMENDMENT NO. 1 TO FEBRUARY 2015 COMMON STOCK PURCHASE WARRANTS (this “Amendment”) is made as of October 12, 2015 by and between CombiMatrix Corporation, a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) of those certain Common Stock Purchase Warrants described below (the “Warrants”).  The Warrants are one of a series of warrants to purchase shares of the Company’s Common Stock that were issued February 18, 2015 pursuant to that certain Securities Purchase Agreement dated February 13, 2015 by and among the Company, the Holder and certain other investors (the “Purchase Agreement”).

WHEREAS, the Company and the Holder desire to amend the Warrants issued pursuant to the Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that the Warrants are hereby amended as follows:

1.              Section 2(b) of the Warrants is hereby amended and restated in its entirety to read as follows:

“Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $1.10, subject to adjustment hereunder (the “Exercise Price”).”

Except as amended herein, all other terms, conditions and provisions of the Warrants, as amended, shall remain in full force and effect without any modification whatsoever.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company and Holder have executed this Amendment No. 1 to February 2015 Common Stock Purchase Warrants as of the last date set forth below.

COMBIMATRIX CORPORATION

By:

Name:

Title:

Date:

HOLDER: «Holder»
WARRANT NO.: «Warrant_No»
WARRANT SHARES REMAINING: «Remaining_Shares»

(Signature of Holder)

(Name of Signatory — if Holder is an entity)

(Title of Signatory — if Holder is an entity)

Date: